                     CLASS A, CLASS B AND CLASS C SHARES OF

                            AIM STRATEGIC INCOME FUND


                        Supplement dated October 1, 2001
      to the Prospectus dated March 1, 2001 as supplemented June 14, 2001

This supplement supercedes and replaces in its entirety the supplement dated June 14, 2001.

The following replaces in its entirety the table appearing under the heading "FEE TABLE AND EXPENSE EXAMPLE - ANNUAL FUND OPERATING EXPENSES" on page 4 of the prospectus:

                  "ANNUAL FUND OPERATING EXPENSES(2)
                  --------------------------------------------------------------------------------------
                  (expenses that are deducted
                  from fund assets)                        CLASS A             CLASS B           CLASS C
                  ______________________________________________________________________________________
                  Management Fees                           0.73%               0.73%             0.73%

                  Distribution and/or
                  Service (12b-1) Fees                      0.35                1.00              1.00

                  Other Expenses                            0.49                0.49              0.49

                  Total Annual Fund
                  Operating Expenses(3)                     1.57                2.22              2.22

                  Fee Waivers(4,5)                          0.06                0.06              0.06

                  Net Expenses                              1.51                2.16              2.16
                  ______________________________________________________________________________________

                  (1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.

                  (2) There is no guarantee that actual expenses will be the same as those shown above.

                  (3) Total Annual Fund Operating Expenses net of waivers and reimbursements for the fiscal year ended October 31, 2000 for Class A, Class B and Class C shares were 1.21%, 1.86%, 1.86%, respectively.

                  (4) Fee waiver has been restated to reflect current agreement.
                      The investment advisor has contractually agreed to limit Total Annual Fund Operating Expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) on Class A, Class B and Class C shares to 1.50%, 2.15% and 2.15%, respectively.

                  (5) Further, the advisor has agreed to limit Total Annual Fund
                      Operating Expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) on Class A, Class B and Class C shares to 1.05%, 1.70% and 1.70%, respectively. This limitation may be terminated at anytime."


At a meeting held on June 12, 2001, the Board of Trustees of AIM Investment Funds (the "trust"), on behalf of AIM Strategic Income Fund (the "fund"), voted to request shareholders to approve the following items that will affect the fund:

  - A new advisory agreement between the trust and A I M Advisors, Inc. ("AIM"). The principal changes to the advisory agreement are (i) to move the provision of administrative services to a master administrative services agreement, and (ii) the clarification of provisions relating to delegations of responsibilities and the non-exclusive nature of AIM's services. The proposed advisory agreement adds provisions relating to certain functions that would be performed by AIM in connection with the fund's securities lending program and for which AIM would receive compensation;

  - Changing the fund's fundamental investment restrictions. The proposed revisions to the fund's fundamental investment restrictions are described in a supplement to the fund's statement of additional information; and

  - Making the fund's investment objective non-fundamental. If the investment objective of the fund becomes non-fundamental, it can be changed in the future by the Board of Trustees of the trust without further approval by shareholders.

The Board of Trustees of the trust has called a meeting of the fund's shareholders to be held on or about August 17, 2001 to vote on these and other proposals. Only shareholders of record as of May 30, 2001 will be entitled to vote at the meeting. Proposals that are approved are expected to become effective on or about September 1, 2001.